                                                                   EX-99.B(h)(1)

                                   Appendix A

          Funds of Wells Fargo Variable Trust Covered by This Agreement

Fee of 0.16% of average daily net assets:
----------------------------------------

--------------------------------------------------------------------------------
1.  Asset Allocation Fund
--------------------------------------------------------------------------------
2.  Equity Income Fund
--------------------------------------------------------------------------------
3.  Equity Value Fund
--------------------------------------------------------------------------------
4.  Growth Fund
--------------------------------------------------------------------------------
5.  International Equity Fund
--------------------------------------------------------------------------------
6.  Large Company Growth Fund
--------------------------------------------------------------------------------
7.  Money Market Fund
--------------------------------------------------------------------------------
8.  Small Cap Growth Fund
--------------------------------------------------------------------------------
9.  Total Return Bond Fund
--------------------------------------------------------------------------------

Approved by Board of Trustees: February 4, 2003.

     The foregoing fee schedule is agreed to as of May 1, 2003 and shall remain in effect until changed in writing by the parties.

                                          WELLS FARGO VARIABLE TRUST


                                          By:  /s/ C. David Messman
                                             -----------------------------------
                                               C. David Messman
                                               Secretary

                                          WELLS FARGO FUNDS MANAGEMENT, LLC


                                          By:  /s/ Stacie D. DeAngelo
                                             -----------------------------------
                                               Stacie D. DeAngelo
                                               Vice President